EXHIBIT 10.5
SECURITY AGREEMENT
     THIS SECURITY AGREEMENT (as amended, modified, supplemented, renewed or restated from time to time, this “Security Agreement”) is made as of July 25, 2006, by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (“Borrower”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), in its capacity as agent (in such capacity, the “Agent”) for itself, as agent for the Lenders under the Amended and Restated Credit Agreement with Borrower dated July 25, 2006 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the “Credit Agreement”) and for the holders of the JOHN B. SANFILIPPO & SON, INC., 4.67% Senior Notes due December 1, 2014, in the original aggregate principal amount of $65,000,000 (the “Holders”), issued under the Note Purchase Agreement, Dated December 16, 2004 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the “Note Purchase Agreement”).
RECITAL
     The Lenders and the Holders have made and will make loans, advances, extensions of credit and/or other financial accommodations to or for the benefit of Borrower. This Security Agreement is subject to that certain Intercreditor and Collateral Agency Agreement, by and among the parties to this Security Agreement, of even date herewith (the “Intercreditor Agreement”).
     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Security Agreement, and of any loans or extensions of credit or other financial accommodations at any time made to or for the benefit of Borrower by the Secured Parties, Borrower and the Agent agree as follows:
     1 DEFINITIONS.
     1.1 General Definitions. When used herein, the following capitalized terms shall have the meanings indicated, whether used in the singular or the plural:
     “Accounts” shall mean all present and future rights (including without limitation, rights under any Margin Accounts) of Borrower to payment for Inventory or other Goods sold or leased or for services rendered, which rights are not evidenced by Instruments or Chattel Paper, regardless of whether such rights have been earned by performance and any other “accounts” (as defined in the Code).
     “Account Debtor” shall mean any Person that is obligated on or under an Account or a General Intangible.
     “Agent” has the meaning set forth in the introduction and shall include any successor to the Agent that has been appointed in accordance with Section 4.9.

     “Bank Products” means any of the following services or facilities extended to Borrower by the Agent, any Secured Party or any of their affiliates: (a) credit cards; (b) cash management, including controlled disbursement services, automatic clearing house transfer of funds and overdrafts; and (c) facilities and services extended under Rate Protection Agreements.
     “Bank Products Agreements” means all documents and agreements relating to Bank Products.
     “Bank Products Obligations” means all obligations and liabilities of Borrower under any Bank Products Agreements.
     “Business Day” shall mean any day of the year on which commercial banks in New York, New York are not required or authorized to close.
     “Collateral” shall mean any and all real or personal property in which the Agent may at any time have a lien or security interest under or pursuant to Section 2.1 or otherwise to secure the Obligations. The parties acknowledge that under the Credit Agreement, the Issuer of the Bainbridge Letter holds collateral under the Bainbridge Loan Documents (as those terms are defined in the Credit Agreement), and while that collateral might result in proceeds payable to the Agent under the Credit Agreement, it is not collateral for purposes of this Security Agreement unless, until and only to the extent that the Issuer of the Bainbridge Letter delivers proceeds of that collateral to the Agent, and is subject to the Intercreditor Agreement if and only to the extent that the Issuer of the Bainbridge Letter delivers proceeds of that collateral to the Agent. The parties acknowledge that under the Credit Agreement, the Lenders have the obligation to turnover to the Agent certain payments and other amounts received (e.g. proceeds of a setoff) and while that might result in amounts payable to the Agent under the Credit Agreement, these amounts are not collateral for purposes of this Security Agreement unless, until and only to the extent that a Lender delivers such amounts to the Agent and are subject to the Intercreditor Agreement if and only to the extent that a Lender delivers such amounts to the Agent.
     “Deed of Trust” shall mean Borrower’s deed of trust referred to in Section 2.1.
     “Default” shall mean the occurrence or existence of a Matured Default under the Credit Agreement or an Event of Default under the Note Purchase Agreement.
     “Default Period” shall mean the period of time commencing at the beginning of the first Business Day after the commencement of a Sharing Period under the Intercreditor Agreement and continuing until such time, if ever, the Sharing Period described therein has ended, in accordance with the terms of the Intercreditor Agreement.
     “Deposit Accounts” shall mean, (a) all deposit accounts (as defined in the Code) of Borrower now or hereafter maintained with the Agent, (b) all deposit accounts (as defined in the Code) of Borrower now or hereafter maintained with the Agent under the Credit Agreement so long as the Agent under the Credit Agreement is also the Agent under this Security Agreement, and (c) deposit accounts (as defined in the Code) of Borrower now or hereafter maintained at other banks or financial institutions as identified or described in any control agreement (which may include deposit accounts maintained with the Agent under the Credit Agreement if the Agent under the Credit Agreement is not the Agent under this Security Agreement).
     “Documents” shall mean any and all warehouse receipts, bills of lading or similar Documents of title relating to Goods in which Borrower at any time has an interest and any other “documents” (as defined in the Code).
     “Dollars” and “$” shall mean lawful currency of the United States of America.
     “Equipment” shall mean any and all Goods, other than Inventory (including without limitation, equipment, machinery, motor vehicles, implements, tools, parts and accessories) that are at any time owned by Borrower, together with any and all accessions, parts and appurtenances and any other “equipment” (as defined in the Code).
     “Financing Agreements” shall mean all agreements, instruments and documents, including without limitation, loan agreements, notes, letter of credit applications, letters of credit, guarantees, mortgages, deeds of trust, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements and all other written matter at any time executed by, on behalf of or for the benefit of Borrower and delivered to the Secured Parties pursuant to the Credit Agreement or the Note Purchase Agreement, together with all amendments and all agreements and documents referred to therein or contemplated thereby and all Bank Products Agreements. Without limitation Financing Agreements include this Security Agreement, the Mortgage, the Deed of Trust and the Intercreditor Agreement.
     “Farm Products” shall mean all personal property of Borrower used or for use in farming or livestock operations, including without limitation, seed and harvested or un-harvested crops of all types and descriptions, whether annual or perennial and including trees, vines and the crops growing thereon, native grass, grain, feed, feed additives, feed ingredients, feed supplements, fertilizer, hay, silage, supplies (including without limitation, chemicals, veterinary supplies and related Goods), livestock of all types and descriptions (including without limitation, the offspring of such livestock and livestock in gestation) and any other “farm products” (as defined in the Code).
     “General Intangibles” shall mean all of Borrower’s present and future right, title and interest in and to any customer deposit accounts, deposits, rights related to prepaid expenses, chose in action, causes of action and all other intangible personal property of every kind and nature (other than Accounts), including without limitation, Payment Intangibles, beneficial interests in trusts, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, registrations, copyrights, licenses, franchises, customer lists, tax refunds, tax refund claims, customs claims, guarantee claims, contract rights membership interests, partnership interests, cooperative memberships or patronage benefits, obligations payable to Borrower for capital stock or other claims against any Owners, rights to any government subsidy, set aside, diversion, deficiency or disaster payment or payment in kind, milk bases, brands and brand registrations, water rights relating to the property covered by the Mortgage and the Deed of Trust (including without limitation, water stock, ditch rights, well permits, water permits, applications and the like), Commodity Credit Corporation storage agreements or contracts, leasehold interests in real and personal property and any security interests or other security held by or granted to Borrower to secure payment by any Account Debtor of any of the Accounts, and any other “general intangibles” (as defined in the Code).
     “Inventory” shall mean any and all Goods which shall at any time constitute “inventory” (as defined in the Code) or Farm Products of Borrower, wherever located (including without limitation, Goods in transit and Goods in the possession of third parties), or which from time to time are held for sale, lease or consumption in Borrower’s business, furnished under any contract of service or held as raw materials, work in process, finished inventory or supplies (including without limitation, packaging and/or shipping materials).
     “LC Obligations” shall mean, at any time, an amount equal to the aggregate un-drawn and un-expired amount of the outstanding Letters.
     “Letter” or “Letters” shall mean a documentary or standby letter of credit Issued for the account of Borrower pursuant to the Credit Agreement.
     “Mortgage” shall mean Borrower’s mortgage referred to in Section 2.1.
     “Obligations” shall mean any and all liabilities, obligations and indebtedness of Borrower to any of the Secured Parties of any and every kind and nature, at any time owing, arising, due or payable and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise (including without limitation LC Obligations, Bank Products Obligations, fees, charges and obligations of performance) and arising or existing under the Credit Agreement, the Note Purchase Agreement, this Security Agreement, the Mortgage, the Deed of Trust or any of the other Financing Agreements and any other Senior Indebtedness, as defined in the Intercreditor Agreement.
     “Owner” shall mean any Person who is a holder of Borrower’s capital stock.
     “Person” shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, provincial, county, city, municipal or otherwise, including without limitation, any instrumentality, division, agency, body or department thereof).
     “Producer Payables” shall mean all amounts at any time payable by Borrower for the purchase of Inventory that could in the reasonable determination of the Agent result in a security interest, lien, claim or encumbrance in or upon any Collateral.
     “Rate Protection Agreement” means, collectively, any currency or interest rate swap, cap, collar or similar agreement or arrangements designed to protect against fluctuations in interest rates or currency exchange rates entered into by Borrower under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Secured Party or an affiliate of a Secured Party.
     “Secured Parties” shall mean U.S. Bank, or any successor agent under the Credit Agreement, for the ratable benefit of the Lenders under the Credit Agreement that are or may hereafter become a party thereto in accordance with the provisions thereof, all such Lenders and the Holders from time to time, and, in each case, their permitted successors and assigns by operation of law.
     “Secured Party” shall mean each of the Secured Parties.
     1.2 Others Defined in Colorado Uniform Commercial Code. All other terms contained in this Security Agreement (which are not specifically defined in this Security Agreement) shall have the meanings set forth in the Uniform Commercial Code of Colorado (“Code”) to the extent the same are used or defined therein, specifically including, but not limited to the following: Chattel Paper, Commercial Tort Claims, Commodity Accounts, Commodity Contracts, Electronic Chattel Paper, Goods, Instruments, Investment Property, Letter of Credit Rights, Payment Intangibles, Securities Accounts and Tangible Chattel Paper.
     2 SECURITY.
     2.1 Security Interests and Liens. To secure the payment and performance of the Obligations, Borrower hereby grants to the Agent for the ratable benefit of the Secured Parties a continuing security interest in and to the following property and interests in property of Borrower, whether now owned or existing or hereafter acquired or arising and wherever located: all Accounts, Inventory, Equipment, Farm Products, Goods, General Intangibles, Payment Intangibles, Commercial Tort Claims (specifically described as those Commercial Tort Claims which are proceeds of any of the other herein described collateral), Deposit Accounts, Commodity Accounts, Commodity Contracts, Securities Accounts, Investment Property, Instruments, Letter of Credit Rights, Documents, Chattel Paper, Electronic Chattel Paper, Tangible Chattel Paper, all accessions to, substitutions for, and all replacements, products and proceeds of the foregoing (including without limitation, proceeds of insurance policies insuring any of the foregoing), all books and records pertaining to any of the foregoing (including without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records), and all insurance policies insuring any of the foregoing. Borrower agrees to grant to the Agent for the ratable benefit of the Secured Parties, liens against of Borrower’s interests in the real property known as the Panasonic Property in Kane County, Illinois, which liens shall be evidenced by Borrower’s mortgage (which may be hereafter amended). Borrower agrees to grant to the Agent for the ratable benefit of the Secured Parties, liens against of Borrower’s interests in the real property known as Crane Walnut Sheller Property in Merced County, California, which liens shall be evidenced by Borrower’s deed of trust (which may be hereafter amended).
     2.2 Endorsement by the Agent. Borrower authorizes the Agent to endorse, in Borrower’s name, any item, however received by the Agent, representing payment on or other proceeds of any of the Collateral.
     2.3 Delivery of Documents to the Agent. In the event that any Inventory becomes the subject of a warehouse receipt or bill of lading, said warehouse receipt or bill of lading shall, upon the request of the Agent, be promptly delivered to the Agent with such endorsements and assignments as are necessary to vest title and possession in the Agent. Provided that a Default does not then exist and would not be created thereby, the Agent shall return such Documents to Borrower within two (2) Business Days of Borrower’s request, but only for purposes of negotiation, delivery or exchange in the ordinary course of Borrower’s business, and provided, however, that Borrower shall comply with such terms and conditions deemed appropriate by the Agent to secure the return to the Agent of the proceeds of such Documents, where such return of proceeds would be required in accordance with Borrower’s obligations under the Financing Agreements.
     2.4 Preservation of Collateral and Perfection of Security Interests. The Agent is authorized to file UCC-1 financing statements and amendments thereto in accordance with the Code. Borrower shall execute and deliver to the Agent, concurrently with the execution of this Security Agreement and at any time hereafter, all other financing statements (such as fixture filings or effective financing statements or other documents, as the Agent may reasonably request, in a form satisfactory to the Agent, to perfect and keep perfected the security interest in the Collateral granted by Borrower to the Agent and otherwise to protect and preserve the Collateral and the Agent’s security interests. In each case Borrower shall be obligated to pay the cost of filing or recording the same in all public offices deemed necessary by the Agent. Should Borrower fail to do so, the Agent is authorized to sign any such financing statements (that may require a signature) as Borrower’s agent. Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.
     2.5 Loss of Value of Collateral. Borrower shall immediately notify the Agent of any material loss or decrease in the value of the Collateral.
     2.6 Collection of Accounts; Power of Attorney. Borrower shall continue to maintain a lockbox with LaSalle Bank National Association and a related Deposit Account with U.S. Bank into which Account Debtors shall make payments to be applied (i) while a Sharing Period under the Intercreditor Agreement is not in effect, to the Liabilities under the Credit Agreement, and (ii) while a Sharing Period under the Intercreditor Agreement is in effect, to the Obligations in accordance with the Intercreditor Agreement. Upon and during the continuation of a Default, Borrower designates, makes, constitutes and appoints the Agent (and all Persons designated by the Agent) as Borrower’s true and lawful attorney-in-fact, with power, in Borrower’s or the Agent’s name, to: (a) demand payment of Accounts; (b) enforce payment of Accounts by legal proceedings or otherwise; (c) exercise all of Borrower’s rights and remedies with respect to proceedings brought to collect an Account; (d) sell or assign any Account upon such terms, for such amount and at such time or times as the Agent deems advisable; (e) settle, adjust, compromise, extend or renew any Account; (f) discharge and release any Account; (g) take control in any manner of any item of payment or proceeds of any Account; (h) prepare, file and sign Borrower’s name upon any items of payment or proceeds and deposit the same to the Agent’s account on account of the Obligations; (i) endorse Borrower’s name upon any Chattel Paper, Document, Instrument, invoice, warehouse receipt, bill of lading, or similar Document or agreement relating to any Account or any other Collateral; (j) sign Borrower’s name on any verification of Accounts and notices to Account Debtors; (k) prepare, file and sign Borrower’s name on any proof of claim in bankruptcy or similar proceeding against any Account Debtor; and (l) do all acts and things which are necessary, in the Agent’s reasonable discretion, to sell, transfer or otherwise obtain the proceeds of any Collateral or otherwise to fulfill Borrower’s obligations under this Security Agreement. The foregoing power of attorney is coupled with an interest and is therefore irrevocable. Borrower shall not permit to exist any other depository account for the deposit of proceeds Collateral of any type whatsoever, except the accounts referred to in this Section 2.6 or such other Deposit Account as may from time to time be approved in advance in writing by the Agent.
     2.7 Account Covenants. Borrower shall: (a) promptly upon Borrower’s learning thereof, inform the Agent, in writing, of any material delay in Borrower’s performance of any of Borrower’s obligations to any Account Debtor or of any assertion of any material claims, offsets or counterclaims by any Account Debtor; (b) not permit or agree to any extension, compromise or settlement or make any change or modification of any kind or nature in excess of $250,000 with respect to any Account without the prior written consent of the Agent; and (c) promptly upon an officer of Borrower learning thereof, furnish to and inform the Agent of all material adverse information relating to the financial condition of any Account Debtor if Accounts attributable to such Account Debtor aggregate in excess of $250,000 or if such information would render such Account no longer an Eligible Account.
     2.8 Account Records and Verification Rights. Borrower represents and warrants to and covenants with the Secured Parties that Borrower now keeps and at all times shall keep correct and accurate records relating to the Accounts and the financial and payment records of the Account Debtors, all of which records shall be available upon demand during Borrower’s usual business hours to any of the Agent’s officers, employees or agents. Any of the Agent’s officers, employees or agents shall have the right at any time, in the name of Borrower, to verify the validity, amount or any other matter relating to any Accounts, by mail, telephone, telegraph or otherwise. Borrower shall promptly notify the Agent of any amounts that are in dispute for any reason in excess of $250,000 which are due and owing from an Account Debtor.
     2.9 Notice to Account Debtors. The Agent shall (subject to the terms of the Intercreditor Agreement), at any time or times upon and during the continuation of a Default, and without prior notice to Borrower, notify any or all Account Debtors that the Accounts have been assigned to the Agent and that the Agent has been granted a security interest therein and may direct any or all Account Debtors to make all payments upon the Accounts directly to the Agent or to the lockbox established pursuant to Section 2.6. The Agent shall furnish Borrower with a copy of such notice.
     2.10 Inventory Records. Borrower represents and warrants to and covenants with the Secured Parties that Borrower now keeps and at all times shall keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower’s costs and selling prices of Inventory and daily withdrawals and additions of Inventory, all of which records shall be available on demand during Borrower’s usual business hours to any of the Agent’s officers, employees or agents.
     2.11 Special Collateral. Upon request by the Agent, Borrower shall (except as provided for in Section 2.3 with regard to warehouse receipts) deliver or cause to be delivered to the Agent, with such endorsements and assignments as are necessary to vest title and possession in the Agent, all Chattel Paper, Instruments and Documents which Borrower now owns or which Borrower may at any time acquire. Borrower shall promptly mark all copies of such Chattel Paper, Instruments and Documents to show that they are subject to the Agent’s security interest.

     2.12 Remittance of Proceeds to the Agent. In the event any proceeds of any Collateral shall come into the possession of Borrower (or any of Borrower’s Owners, directors, officers, managers, employees, agents or any Persons acting for or in concert with Borrower), Borrower or such Person shall receive, as the sole and exclusive property of the Agent, and as trustee for the Agent, all monies, checks, notes, drafts and all other payments for and/or other proceeds of Collateral, and no later than the first Business Day following receipt, Borrower shall remit the same (or cause the same to be remitted), in kind, to the Agent or to such agent or agents (at such agent’s or agents’ designated address or addresses) as are appointed by the Agent for that purpose, to be applied (i) while a Sharing Period under the Intercreditor Agreement is not in effect, to the Liabilities under the Credit Agreement, and (ii) while a Sharing Period under the Intercreditor Agreement is in effect, to the Obligations in accordance with the Intercreditor Agreement.
     2.13 Safekeeping of Collateral. Except to the extent the Agent is required by law to handle or dispose of Collateral in a commercially reasonable manner, the Agent shall not be responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency or any other Person relating to the Collateral. All risk of loss, damage, destruction or diminution in value of the Collateral shall be borne by Borrower.
     2.14 Sales and Use of Collateral. Except as set forth in this Section, Borrower shall not sell, lease, transfer or otherwise dispose of any Collateral. So long as there shall not have occurred and be continuing a Default, Inventory may be sold by Borrower in the ordinary course of Borrower’s business, but shall not otherwise be taken or removed from Borrower’s premises or approved third party locations, except in the ordinary course of business. Upon and during the occurrence of a Default and if the Agent so notifies Borrower in writing, neither Inventory nor any other Collateral shall be sold or taken or removed from Borrower’s premises or approved third party locations, except with the prior written consent of the Agent and upon payment of an amount equivalent to the value of the Collateral to be sold or removed, such amounts to be paid to the Agent to be applied upon the Obligations. So long as there shall not have occurred and be continuing a Default, Collateral may be used by Borrower in the ordinary course of Borrower’s business, subject to the Agent’s continuing security interest. Upon and during the continuation of a Default and if the Agent so notifies Borrower in writing, Collateral shall not be used except with the prior written consent of the Agent.
     2.15 Borrower’s Property Insurance. Borrower shall bear the full risk of loss from any cause of any nature whatsoever in respect to the Collateral. At Borrower’s own cost and expense, Borrower shall keep all Collateral insured, with carriers, and in amounts acceptable to the Agent, against the hazards of fire, theft, collision, spoilage, hail, those covered by extended or all risk coverage insurance and such others as may be reasonably required by the Agent. Borrower shall cause to be delivered to the Agent the insurance policies or proper certificates evidencing the same. Such policies shall provide, in a manner reasonably satisfactory to the Agent, that any losses under such policies shall be payable first to the Agent, for the ratable benefit of the Secured Parties, as the Agent’s interest may appear. Each such policy shall include a provision for written notice to the Agent not less than thirty (30) days prior to any cancellation or expiration and show the Agent, as agent for the benefit of the Secured Parties, as mortgagee and loss payee as provided in a form of loss payable endorsement in form and substance reasonably satisfactory to the Agent. In the event of any loss covered by any such policy, the carrier named in such policy is directed by Borrower to make payment for such loss to the Agent, for the ratable benefit of the Secured Parties, and not to Borrower. Borrower makes, constitutes and appoints the Agent (and all Persons designated by the Agent) as Borrower’s true and lawful agent and attorney-in-fact, with power to make, settle or adjust claims under such policies of insurance (provided, however, that so long as there shall not have occurred and be continuing a Default, the Agent shall consult with Borrower prior to finally making, settling or adjusting claims under such policies of insurance and will not settle such claims without Borrower’s consent, which consent will not be unreasonably withheld). The foregoing power of attorney is coupled with an interest and is therefore irrevocable. If payment as a result of any insurance losses shall be paid by check, draft or other Instrument payable to Borrower, or to Borrower and the Agent jointly, the Agent may endorse the name of Borrower on such check, draft or other Instrument, and may do such other things as the Agent may reasonably deem necessary to reduce the same to cash. Subject to the provisions of the Mortgage and Deed of Trust all loss recoveries received by the Agent on account of any such insurance may be applied and credited by the Agent (i) while a Sharing Period under the Intercreditor Agreement is not in effect, to the Liabilities under the Credit Agreement, and (ii) while a Sharing Period under the Intercreditor Agreement is in effect, to the Obligations in accordance with the Intercreditor Agreement. The Agent shall pay to Borrower any unapplied surplus of insurance proceeds. Borrower shall promptly pay to the Agent, the amount of any deficiency in the Collateral reasonably determined by the Agent to exist after the application of insurance proceeds as aforesaid. If Borrower fails to procure insurance as provided in this Security Agreement, or to keep the same in force, or fails to perform any of Borrower’s other obligations hereunder, then the Agent may, at the option of the Agent, and without obligation to do so, obtain such insurance and pay the premium thereon for the account of Borrower, or make whatever other payments the Agent may reasonably deem appropriate to protect the Secured Parties’ security for the Obligations. Any such payments shall be additional Obligations of Borrower to the Secured Parties, payable on demand and secured by the Collateral. To the extent the provisions relating to insurance in the Mortgage and Deed of Trust are different from the provisions relating to insurance in this Section 2.15, the provisions relating to insurance in the Mortgage and Deed of Trust shall be controlling with respect to the Property covered thereby.
     2.16 Real Property Recording. Borrower shall pay all costs associated with the recording of the Mortgage and Deed of Trust, together with any subsequent amendments thereto, with the appropriate authorities, and shall take all other actions reasonably requested by the Agent in order to vest in the Agent a perfected lien on each such parcel of real property described therein, subject to no other liens, claims or encumbrances, except those expressly acknowledged thereby or otherwise permitted by the Financing Agreements.
     2.17 Title Insurance. Borrower shall cooperate with the Agent to obtain delivery to the Agent of a policy of title insurance, insuring the Agent’s mortgagee’s interest, in accordance with the title insurance commitment delivered to the Agent, which cooperation shall be deemed to include without limitation, doing all things necessary to satisfy the requirements set forth in said title insurance commitment or other requirements of the issuer thereof (including without limitation, the payment of premiums). The Agent shall have the right to request such title insurance commitment updates at such times as the Agent, in its reasonably discretion, shall deem appropriate, and shall have the right to instruct the issuer of the title insurance commitment to set forth as added requirements such things as would be necessary to eliminate added exceptions to coverage.

     2.18 Encumbrances. Except for those liens, security interests and encumbrances described in Part 2 of Exhibit 3A, and those created by this Security Agreement, the Mortgage and the Deed of Trust, Borrower, shall not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, capitalized lease, levy, assessment, attachment, seizure, writ, distress warrant, or other encumbrance of any nature whatsoever on or with regard to any of the Collateral (and, for this purpose, the Company’s “priced as sold” arrangements with respect to its purchases of almonds and walnuts from growers in the ordinary course of business as customarily conducted in the past shall not be considered an assignment or a conveyance of a right to receive income or profits) other than: (a) liens securing the payment of taxes, either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which Borrower shall, if appropriate under GAAP, have set aside on Borrower’s books and records adequate reserves; (b) liens securing deposits with insurance carriers or under workmen’s compensation, unemployment insurance, social security and other similar laws, or securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or securing indemnity, performance or other similar bonds for the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or securing statutory obligations (including obligations to landlords, warehousemen and mechanics) or surety bonds, or securing indemnity, performance or other similar bonds in the ordinary course of Borrower’s business, which are not past due; (c) liens securing appeal bonds securing judgments not in excess of $1,000,000; (d) liens and security interests in favor of the Agent for the ratable benefit of the Secured Parties; (e) liens securing the interests of Broker in any Margin Account; (f) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of Borrower’s real property, and other liens, security interests and encumbrances on property which do not, in the Agent’s reasonable determination: (i) materially impair the use of such property, or (ii) materially lessen the value of such property for the purposes for which the same is held by Borrower; and (g) purchase money security interests securing amounts not exceeding $1,500,000 in the aggregate during any fiscal year of Borrower; and (h) liens and encumbrances as described as part of the Project (as defined in the Credit Agreement).
     2.19 Use of Names or Trademarks. Borrower shall not use any trademarks or trade names other than those referred to in Section 3.1. Borrower shall not use any trademarks or trade names on any packaging of any material quantity of Inventory except for such trademarks or trade names as have been properly licensed to the Agent for the ratable benefit of the Secured Parties.
     3 WARRANTIES.
     Borrower represents and warrants to the Secured Parties that:
     3.1 Licenses, Patents, Copyrights, Trademarks and Trade Names. Part 1 of Exhibit 3A sets forth all of Borrower’s (a) federal, state and foreign patents, (b) registered or material unregistered copyrights, trademarks and trade names, (c) applications for any registrations of patents, copyrights, trademarks and trade names, and (d) written license agreements authorizing Borrower to use intellectual property owned by others (other than click through, shrink wrap or similar license agreements), as updated from time to time by Borrower. Except as set forth on Part 1 of Exhibit 3A, there is no action, proceeding, claim or complaint pending or, to Borrower’s knowledge, threatened to be brought against Borrower by any Person which could reasonably be expected to jeopardize any of Borrower’s interest in any of the foregoing patents, copyrights, trademarks, trade names, applications or licenses, except those which are not, in the aggregate, material to Borrower’s financial condition, results of operations or business.
     3.2 Collateral. No Goods held by Borrower on consignment or under sale or return contracts have been represented to be Inventory and no amounts receivable by Borrower in respect of the sale of such Goods (except markups or commissions which have been fully earned by Borrower) have been represented to be Accounts. All Producer Payables which are owing to suppliers of any of the Collateral have been paid when due, other than those being contested in good faith by Borrower, and no Person to whom such Producer Payables are owed has demanded turnover of any Collateral or proceeds thereof. Borrower has adequate procedures in place to insure that Collateral purchased by Borrower is free of security interests in favor of Persons other than the Agent in accordance with the Federal Food Security Act.
     3.3 Location of Assets; Chief Executive Office. The chief executive office of Borrower is located at 2299 Busse Road, Elk Grove Village, IL 60007 and Borrower’s assets (including without limitation, Inventory and Equipment) are all located in the locations set forth on Part 2 of Exhibit 3A as updated from time to time by Borrower. As of the execution of this Security Agreement, the books and records of Borrower, and all of Borrower’s Chattel Paper and records of account are located at the chief executive office of Borrower. Prior to Borrower making any change in any of such locations, Borrower shall notify the Agent 30 days prior to such change.
     3.4 Existence. Borrower is a corporation duly organized and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure so to qualify would not, in the aggregate, reasonably be expected to have a material adverse effect on Borrower’s financial condition, results of operations or business.
     3.5 Authority. The execution and delivery by Borrower of this Security Agreement, the Mortgage and the Deed of Trust and the performance of Borrower’s obligations hereunder and thereunder: (a) are within Borrower’s powers; (b) are duly authorized by Borrower’s board of directors or board of managers (as applicable); (c) are not in contravention of the terms of Borrower’s articles of incorporation or bylaws; (d) are not in contravention of any law or laws, or of the terms of any material indenture, agreement or undertaking to which Borrower is a party or by which Borrower or any of Borrower’s property is bound; (e) do not require any consent, registration or approval of any Governmental Authority or of any other Person, except such consents or approvals as have been obtained; (f) do not contravene any contractual restriction or Governmental Requirement binding upon Borrower; and (g) will not, except as contemplated or permitted by this Security Agreement, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Borrower is a party or by which Borrower or any of Borrower’s property may be bound or affected. Borrower shall deliver to the Agent, upon the Agent’s request, a written opinion of counsel as to the matters described in the foregoing clauses (a) through (g).

     3.6 Binding Effect. This Security Agreement, the Mortgage and the Deed of Trust set forth the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, and except as such enforcement may be limited by general principles of equity.
     3.7 Account Warranties. (a) the Accounts have not been pledged, sold or assigned to any Person other than the Agent; and (b) except as disclosed to the Agent from time to time in writing, Borrower has no knowledge of any fact or circumstance which would impair the validity or collection of any of the Accounts that in the aggregate are material in amount.
     3.8 Inventory Warranties. (a) Except for Goods covered by Documents which have been delivered to the Agent, and except as promptly disclosed to the Agent from time to time in writing, all Inventory is located on the premises described in Section 3.3 or is in transit; and (b) except as promptly disclosed to the Agent from time to time in writing, all Inventory shall be of good and merchantable quality, free from any defects which might affect the market value of such Inventory.
     3.9 Survival of Warranties. All representations and warranties contained in this Security Agreement shall survive the execution and delivery of this Security Agreement and shall continue to be true and correct (subject to the qualifications set forth therein) from the date of this Security Agreement until the Obligations shall be paid in full.
     4 DEFAULT AND RIGHTS AND REMEDIES; THE AGENT.
     4.1 Rights and Remedies. Upon the occurrence and during the continuance of any Default, the Agent, shall in accordance with the terms of the Intercreditor Agreement, proceed to protect and enforce the rights of the Secured Parties as set forth in this Section 4.1.
     (a) Rights and Remedies Generally. The Agent may proceed by suit in equity, by action at law or both, whether for the specific performance of any covenant or agreement contained in this Security Agreement or in the Mortgage and Deed of Trust or in aid of the exercise of any power granted in this Security Agreement or in the Mortgage and Deed of Trust, to foreclose upon any liens, claims, security interests and/or encumbrances granted pursuant to this Security Agreement or in the Mortgage and Deed of Trust in the manner set forth; it being intended that no remedy conferred herein or in any of the other Financing Agreements is to be exclusive of any other remedy, and each and every remedy contained herein or in any other Financing Agreement shall be cumulative and shall be in addition to every other remedy given hereunder and under the other Financing Agreements, or at any time existing at law or in equity or by statute or otherwise. The Agent shall have, in addition to any other rights and remedies contained in this Security Agreement or in the Mortgage and Deed of Trust, all of the rights and remedies of a secured party under the Code or other applicable laws. In addition to all such rights and remedies, the sale, lease or other disposition of all or any part of the Collateral by the Agent after a Default, may be for cash, credit or both, and the Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may setoff the amount of such purchase price against the Obligations then owing. Any sales of the Collateral may involve the sale of portions of the Collateral at different times, and at different locations, and may, at the Agent’s option, be held at a site or sites different from the site at which all or any part of the Collateral is located. Any such sales, at the Agent’s option, may be in conjunction with or separate from the foreclosure of the Mortgage or the Deed of Trust, and may be adjourned from time to time with or without notice. The Agent may, in its sole discretion, cause the Collateral to remain on Borrower’s premises, at Borrower’s expense, pending sale or other disposition of the Collateral. The Agent shall have the right to conduct such sales on Borrower’s premises, at Borrower’s expense, or elsewhere, on such occasion or occasions as the Agent may see fit.
     (b) Entry upon Premises. The Agent shall have the right to enter upon the premises of Borrower at which any of the Collateral is located (or is believed to be located) without incurring any obligation to pay rent to Borrower, or any other place or places where the Collateral is located (or is believed to be located) and kept, and remove the Collateral therefrom to the premises of the Agent or any agent of the Agent, for such time as the Agent may desire, in order to effectively collect or liquidate the Collateral, or the Agent may require Borrower to assemble the Collateral and make it available to the Agent at a place or places to be designated by the Agent which is reasonably convenient to both parties. Borrower expressly agrees that the Agent may, if necessary to gain occupancy to the premises at which Collateral is located (or is believed to be located), without further notice to Borrower: (a) hire Borrower’s employees to assist in the loading and transportation of such Collateral; (b) utilize Borrower’s equipment for use in such operation; (c) cut or otherwise temporarily move or remove any barbed wire or other fencing or similar boundary-maintenance devices; and (d) pick or otherwise render inoperative any locks on any property not customarily inhabited by people. Borrower agrees that any such actions authorized by this Section shall be authorized and not a breach of the peace if the Agent takes reasonable efforts to safeguard all of Borrower’s property.
     (c) Sale or Other Disposition of Collateral by the Agent. Any notice required to be given by the Agent of a sale, lease or other disposition or other intended action by the Agent with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Borrower at the address specified in Section 5.16, at least ten (10) Business Days prior to such proposed action, shall constitute fair and commercially reasonable notice to Borrower of any such action. The net proceeds realized by the Agent upon any such sale or other disposition, after deduction for the expense of retaking, holding, preparing for sale, selling or the like, and the reasonable legal fees and expenses and other proper fees and expenses incurred by the Agent in connection therewith, shall be applied toward satisfaction of the Obligations. The Agent shall account to Borrower for any surplus realized upon such sale or other disposition, and Borrower shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency, shall not affect the Agent’s security interest in the Collateral until the Obligations shall have been paid in full.
     4.2 Waiver of Demand. Borrower expressly waives demand, presentment, protest, and notice of nonpayment, notice of intent to accelerate and notice of acceleration. Borrower also waives the benefit of all valuation, appraisal and exemption laws.
     4.3 Waiver of Notice. Upon the occurrence and during the continuance of any Default, Borrower waives, to the fullest extent permitted by applicable law, all rights to notice and hearing of any kind prior to the exercise by the Agent of the Agent’s rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral.
     4.4 Authorization and Action. It is acknowledged that in accordance with the terms of the Intercreditor Agreement each Secured Party has appointed the Agent as its Agent hereunder, and has authorized the Agent, subject to the terms of the Intercreditor Agreement, to take such action on its behalf and to exercise such powers under this Security Agreement or the Mortgage and Deed of Trust as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto.
     4.5 Agent’s Reliance, Etc. It is acknowledged that in accordance with the terms of the Intercreditor Agreement neither the Agent nor any of its directors, officers, agents or employees shall be liable to any Secured Party for any action taken or omitted to be taken by it or them, except for its or their own gross negligence or willful misconduct.
     4.6 The Agent as a Secured Party, Affiliates. It is acknowledged that in accordance with the terms of the Intercreditor Agreement, the Agent shall have the same rights and powers under this Security Agreement as any other Secured Party.
     4.7 Non-Reliance on Agent and Other Secured Parties. It is acknowledged that in accordance with the terms of the Intercreditor Agreement, each Secured Party has agreed that it has, independently and without reliance on the Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and its decision to enter into the transactions contemplated by the Financing Agreements and that it will, independently and without reliance upon the Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under any Financing Agreement.
     4.8 Indemnification. Notwithstanding anything to the contrary herein contained, the Agent shall be fully justified in failing or refusing to take any action unless it shall first be indemnified to its satisfaction by the Secured Parties against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of its taking or continuing to take any action. It is acknowledged that each Secured Party has agreed to indemnify the Agent (to the extent not reimbursed by Borrower), as set forth in the Intercreditor Agreement.
     4.9 Successor Agent. The Agent may resign and may be removed by the Secured Parties in accordance with the terms of the Intercreditor Agreement. Upon the acceptance of any appointment as Agent by a successor Agent in accordance with the terms of the Intercreditor Agreement, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Security Agreement and the Mortgage and Deed of Trust. After the retiring Agent’s resignation or removal as Agent, the provisions of Section 4.8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Security Agreement and the Mortgage and Deed of Trust.
     5 MISCELLANEOUS.
     5.1 Attorneys’ Fees and Costs. If at any time the Agent employs counsel in connection with protecting or perfecting the Agent’s security interest in the Collateral or in connection with any matters contemplated by or arising out of this Security Agreement, whether: (a) to commence, defend, or intervene in any litigation or to file a petition, complaint, answer, motion or other pleading; (b) to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise); (c) to consult with officers of the Agent to advise the Agent or to draft documents for the Agent in connection with any of the foregoing or in connection with any release of the Agent’s claims or security interests or any proposed extension, amendment or refinancing of the Obligations; (d) to protect, collect, lease, sell, take possession of, or liquidate any of the Collateral; or (e) to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of the Agent to collect any of the Obligations; then in any of such events, all of the reasonable attorneys’ fees arising from such services, and any related expenses, costs and charges, including without limitation, all reasonable fees of all paralegals, legal assistants and other staff employed by such attorneys, together with interest at the highest interest rate then payable by Borrower under any Financing Agreement, shall constitute additional Obligations, payable on demand and secured by the Collateral.
     This Section 5.1 shall survive the termination of this Security Agreement.
     5.2 Expenditures by the Agent. In the event that Borrower shall fail to pay taxes, insurance, assessments, costs or expenses which Borrower is, under any of the terms hereof or of any of the other Financing Agreements, required to pay, or fails to keep the Collateral free from other security interests, liens or encumbrances, except as permitted herein or by the other Financing Agreements, the Agent may, in the Agent’s sole discretion and without obligation to do so, make expenditures for any or all of such purposes, and the amount so expended, together with interest at the highest interest rate then payable by Borrower under any Financing Agreement, shall constitute additional Obligations, payable on demand and secured by the Collateral.
     5.3 The Agent’s Costs and Expenses as Additional Obligations. Borrower shall reimburse the Agent for all reasonable expenses and fees paid or incurred in connection with the documentation, negotiation and closing of this Security Agreement and the Mortgage and Deed of Trust (including without limitation, filing fees, recording fees, document or recording taxes, search fees, appraisal fees and expenses, and the reasonable fees and expenses of the Agent’s attorneys, paralegals, and legal assistants, and whether such expenses and fees are incurred prior to or after the date of this Security Agreement). Borrower further agrees to reimburse the Agent for all reasonable expenses and fees paid or incurred in connection with the documentation of any amendments to this Security Agreement and the Mortgage and Deed of Trust. All reasonable costs and expenses incurred by the Agent with respect to such negotiation and documentation, together with interest at the highest interest rate then payable by Borrower under any Financing Agreement, shall constitute additional Obligations, payable on demand and secured by the Collateral.

     5.4 Claims and Taxes. Borrower agrees to indemnify and hold the Agent and the Secured Parties harmless from and against any and all claims, demands, liabilities, losses, damages, penalties, costs, obligations, actions, judgments, suits, disbursements and expenses (including without limitation, reasonable attorneys’ fees) relating to or in any way arising out of the possession, use, operation or control of any of Borrower’s assets, or in any way arising out of or related to this Security Agreement or the other Financing Agreements, except for those resulting from the gross negligence or willful misconduct of the Agent or the Secured Parties, which agreement to indemnify and hold the Agent and the Secured Parties harmless shall survive the termination of this Security Agreement. Borrower shall pay or cause to be paid all license fees, bonding premiums and related taxes and charges, and shall pay or cause to be paid all of Borrower’s real and personal property taxes, assessments and charges and all of Borrower’s franchise, income, unemployment, use, excise, old age benefit, withholding, sales and other taxes and other governmental charges assessed against Borrower, or payable by Borrower, at such times and in such manner as to prevent any penalty from accruing or any lien or charge from attaching to the Collateral, provided, however, that Borrower shall have the right to contest in good faith, by an appropriate proceeding promptly initiated and diligently conducted, the validity, amount or imposition of any such tax, and upon such good faith contest to delay or refuse payment thereof, if: (a) Borrower establishes adequate reserves to cover such contested taxes; and (b) such contest does not have a material adverse effect on the financial condition of Borrower, the ability of Borrower to pay any of the Obligations, or the priority or value of the Secured Party’s security interests in the Collateral.
     5.5 Custody and Preservation of Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in the Agent’s possession if the Agent takes such action for that purpose as Borrower shall request in writing, but failure by the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure by the Agent or any Secured Party to preserve or protect any right with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Borrower, shall of itself be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.
     5.6 Inspection. The Agent (by and through its officers and employees), or any Person designated by the Agent in writing (including officers and employees of the other Secured Parties), shall have the right from time to time, to call at Borrower’s place or places of business (or any other place where Collateral or any information as to Collateral is kept or located) during reasonable business hours, and, without hindrance or delay, to: (a) inspect, audit, check and make copies of and extracts from Borrower’s books, records, journals, orders, receipts and any correspondence and other data relating to Borrower’s business or to any transactions between the parties to this Security Agreement; (b) make such verification concerning the Collateral as the Agent may consider reasonable under the circumstances; and (c) review operating procedures, review maintenance of property and discuss the affairs, finances and business of Borrower with Borrower’s officers, employees or directors.
     5.7 Reliance by the Agent and the Secured Parties. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by the Agent or any of the Secured Parties, be deemed to be material to and to have been relied upon by the Agent and the Secured Parties.

     5.8 Parties. Whenever in this Security Agreement there is reference made to any of the parties, such reference shall be deemed to include, wherever applicable, a reference to the respective successors and assigns of Borrower, the Agent and the Secured Parties. Borrower shall not assign any of it rights or delegate any of its duties under this Security Agreement or any of the other Financing Agreements without the prior written consent of the Secured Parties.
     5.9 Applicable Law; Severability. This Security Agreement shall be construed in all respects in accordance with, and governed by, the laws and decisions of the State of Colorado and the laws, regulations and decisions of the United States applicable to national banks. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Security Agreement.
     5.10 SUBMISSION TO JURISDICTION; WAIVER OF BOND AND TRIAL BY JURY. WITH RESPECT TO ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS, DEMANDS, DEBTS, DAMAGES, COSTS AND EXPENSES, WHATSOEVER, WHETHER BASED ON STATUTE, COMMON LAW, PRINCIPLES OF EQUITY OR OTHERWISE, ARISING OUT OF ANY MATTER, THING OR EVENT WHICH IS DIRECTLY OR INDIRECTLY RELATED TO THIS SECURITY AGREEMENT, BORROWER CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN THE CITY AND COUNTY OF DENVER, COLORADO AND WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 5.16. SERVICE, SO MADE, SHALL BE DEEMED TO BE COMPLETE UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED. AT THE OPTION OF THE AGENT, BORROWER WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE AGENT.
     5.11 Application of Payments; Waiver. Except as set forth below, proceeds of Collateral shall generally be applied (i) while a Sharing Period under the Intercreditor Agreement is not in effect, to the Liabilities under the Credit Agreement, and (ii) while a Sharing Period under the Intercreditor Agreement is in effect, to the Obligations in accordance with the Intercreditor Agreement. Notwithstanding the foregoing, other than during a Default Period, Bank Products Obligations may be paid, and all transfers, setoffs, adjustments, credits and debits may be made in the ordinary course of business in accordance with the terms of the related Bank Products Agreements. During a Default Period, payments and proceeds of Collateral securing the Bank Products Obligations shall be applied first to Obligations other than Bank Products Obligations and after all such other Obligations have been paid in full shall be applied second to Bank Products Obligations on a pro rata basis. Notwithstanding the terms of this Section 5.11, any other terms of this Security Agreement or any terms of any other

Financing Agreement, the Agent shall first apply payments and proceeds of Collateral to any charge-backs, payments pursuant to any avoidance claims or any other loss, overdraft, or shortfall with respect to deposit accounts maintained with the Agent or any other Secured Party, to the extent that the funds that are the subject of such charge-backs, payments pursuant to any avoidance claims or any other loss, overdraft, or shortfall have been previously paid or applied by the Agent to the Obligations other than Bank Products Obligations. In the event that such payments and proceeds of Collateral are insufficient to cover such charge-backs, payments pursuant to any avoidance claims or any other loss, overdraft, or shortfall, then the Agent or any other Secured Party shall be indemnified for the resulting loss in the manner provided for in Section 4.8.
     5.12 Marshaling; Payments Set Aside. The Agent shall be under no obligation to marshal any assets in favor of Borrower or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to the Agent or the Agent receives any payment or proceeds of the Collateral for Borrower’s benefit or enforces the Agent’s security interests or exercises the Agent’s rights of setoff, and such payment or payments or the proceeds of such Collateral, enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
     5.13 Section Titles. The section titles contained in this Security Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.
     5.14 Continuing Effect. This Security Agreement, the Agent’s security interests in the Collateral, and all of the other Financing Agreements shall continue in full force and effect so long as any Obligations (except for contingent Obligations which have not been asserted by the Agent and/or any of the Secured Parties) shall be owed to the Agent and/or any of the Secured Parties and (even if there shall be no Obligations outstanding) so long as the Agent and/or any of the Secured Parties remains committed to make loans or issue letters of credit under this any Financing Agreement. With respect to unasserted contingent Obligations, including those that arise from an obligation of indemnification or arise as a result of any receipt by the Agent and/or any of the Secured Parties of any payment or any proceeds of collateral, of which any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, Borrower’s estate, trustee, receiver or any other person, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such obligation of indemnification, payment or repayment or other unasserted contingent Obligations, as the case may be, this Security Agreement, the Agent’s security interests in the Collateral, and all of the other Financing Agreements shall be reinstated and continued in full force and effect as of the date of such initial payment, reduction or satisfaction occurred or such obligation of indemnification or other unasserted contingent Obligations first accrued, as the case may be.

     5.15 No Waiver. The Agent’s or the Secured Parties’ failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Security Agreement or the other Financing Agreements shall not waive, affect or diminish any right of the Agent or the Secured Parties thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Agent or the Secured Parties of any Default under this Security Agreement or any of the other Financing Agreements, shall not suspend, waive or affect any other Default under this Security Agreement or any of the other Financing Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Security Agreement or any of the other Financing Agreements and no Default under this Security Agreement or any of the other Financing Agreements, shall be deemed to have been suspended or waived by the Agent or the Secured Parties unless such suspension or waiver is in writing signed by an officer of the Agent or each of the Secured Parties (as applicable) and is directed to Borrower specifying such suspension or waiver.
     5.16 Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered pursuant to this Security Agreement or the Mortgage and Deed of Trust shall be in writing, and shall be sent by manual delivery, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to the party to be notified as follows:
     (a) If to the Agent at:
U.S. Bank National Association
950 Seventeenth Street, Suite 350
Denver, Colorado 80202
Attn: Jason Lueders
with a copy to:
Campbell Bohn Killin Brittan & Ray, LLC
270 St. Paul Street, Suite 200
Denver, Colorado 80206
Attn: Michael D. Killin
     (b) If to Borrower at:
John B. Sanfilippo & Son, Inc.
2299 Busse Road
Elk Grove Village, IL 60007
Attn: Michael Valentine
with a copy to:
Jenner & Block LLP
One IBM Plaza
Chicago, IL 60611
Attn: Teri Lindquist

     (c) If to the Holders at their address of record with the Agent or, as to each party, addressed to such other address as shall be designated by such party in a written notice to the other parties. All such notices shall be deemed given on the date of delivery if manually delivered, on the date of sending if sent by facsimile transmission, on the first Business Day after the date of sending if sent by overnight courier, or three (3) days after the date of mailing if mailed.
     5.17 Independence of Covenants. All covenants under this Security Agreement and the other Financing Agreements shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.
     5.18 Amendments and Waivers. Any term, covenant, agreement or condition of this Security Agreement may be amended only by a written amendment executed by the parties hereto in accordance with the terms of the Intercreditor Agreement and any other Financing Agreement, and, if the rights or duties of the Agent are affected thereby, the Agent.
     5.19 Counterparts and Facsimile Signatures. This Security Agreement, any other Financing Agreement and any subsequent amendment to any of them may be executed in several counterparts, each of which shall be construed together as one original. Facsimile signatures on this Security Agreement, any other Financing Agreement and any subsequent amendment to any of them shall be considered as original signatures.
     5.20 Set-off. Subject to the terms of the Intercreditor Agreement each Secured Party shall have a right of set-off of all moneys, securities and other property of Borrower (whether special, general or limited) and the proceeds thereof, at any time delivered to remain with or in transit in any manner to such Secured Party, its correspondent or its agents from or for Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession of such Secured Party in any way, and also, any balance of any deposit accounts and credits of Borrower with, and any and all claims of security for the payment of the Obligations owed by Borrower to such Secured Party, contracted with or acquired by the Secured Party, whether such liabilities and obligations be joint, several, absolute, contingent, secured, unsecured, matured or unmatured, and Borrower authorizes such Secured Party at any time or times, without prior notice, to apply such money, securities, other property, proceeds, balances, credits of claims, or any part of the foregoing, to such liabilities in such amounts as it may select, whether such Obligations be contingent, unmatured or otherwise, and whether any collateral security in support thereof is deemed adequate or not.
     5.21 FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the day and year first above written.

JOHN B. SANFILIPPO & SON, INC., a Delaware corporation

By	/s/ Michael J. Valentine

Its Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Jason Lueders

Its Vice President

Exhibit 3A to
Security Agreement
Disclosure Schedule
Part 1: Licenses, Patents, Copyrights, Trademarks, Trade Names and Applications
Part 2: Security Interests, Liens, Claims and Encumbrances

Original
File
Jurisdiction Searched	Debtor Name and Address	Secured Party Name and Address	Number	File Date	Description of Collateral
DE Secretary of State	John B. Sanfilippo & Son, Inc. 2299 Busse Road Elk Grove Village, IL 60007	Material Handling Services, Inc. 1800 W. Hawthorne Lane, Suite M West Chicago, IL 60185	2016987 4	12/20/2001	Equipment.

DE Secretary of State	John B. Sanfilippo & Son, Inc. 2299 Busse Road Elk Grove Village, IL 60007	Material Handling Services, Inc. 1800 W. Hawthorne Lane, Suite M West Chicago, IL 60185	2102717 0	04/03/2002	One New Clark, Model TMG-17, S/N: 248-0971-9570 and One New Battery Builders Battery, Model 18-125-17, S/N: W3549

DE Secretary of State	John B. Sanfilippo & Son, Inc. 2299 Busse Road Elk Grove Village, IL 60007	Material Handling Services, Inc. 1800 W. Hawthorne Lane, Suite M West Chicago, IL 60185	2199601 0	07/26/2002	One New Clark, Model PWD-30, S/N: 567-1269-6891

DE Secretary of State	John B. Sanfilippo & Son, Inc. 2299 Busse Road Elk Grove Village, IL 60007	Material Handling Services, Inc. 1800 W. Hawthorne Lane, Suite M West Chicago, IL 60185	2237224 5	09/20/2002	One New Clark, Model TMG-17, S/N: 248-0744-9570 and One New Battery Builders Battery, Model 18-125-17, S/N: X4273

DE Secretary of State	John B. Sanfilippo & Son, Inc. 2299 Busse Road Elk Grove Village, IL 60007	Material Handling Services, Inc. 1800 W. Hawthorne Lane, Suite M West Chicago, IL 60185	2290091 2	11/19/2002	Equipment

Original
File
Jurisdiction Searched	Debtor Name and Address	Secured Party Name and Address	Number	File Date	Description of Collateral
DE Secretary of State	John B. Sanfilippo & Son, Inc. 2299 Busse Road Elk Grove Village, IL 60007	Toyota Motor Credit Corporation P. O. Box 3457, MS R307 Torrance, CA 90510	5075837 6	03/01/2005	This financing statement is for informational purposes only, the Secured Party is the owner of the described property. One New 2004 Toyota Forklift Model:
7FBCU25, Serial: 65504. Specs: Side Shifter, 48” forks, 218” FSV mast, 1 Battery model:
24D85-19, S/N: 4562GN, 1 Charger model:
XPT24-750B, S/N:
AH85640011

DE Secretary of State	John B. Sanfilippo & Son, Inc. 2299 Busse Road Elk Grove Village, IL 60007	Toyota Motor Credit Corporation P. O. Box 3457, MS R307 Torrance, CA 90510	5117637 0	04/12/2005	This financing statement is for informational purposes only, the Secured Party is the owner of the described property. One New 2005 Toyota Forklift Model:
7FGU25, Serial: 76269. Specs: Side Shifter, 42” forks, 189” FSV mast, LP tank, solid pneumatic tires

DE Secretary of State	John B. Sanfilippo & Son, Inc. 2299 Busse Road Elk Grove Village, IL 60007	Greater Bay Bank N.A. 100 Tri-State International, Suite 140 Lincolnshire, IL 60069	5210046 0	07/08/2005	The equipment described below and all equipment parts, accessories, substitutions, additions, accessions and replacements thereto and thereof, now or hereafter installed in, affixed to, or used in conjunction therewith and the proceeds thereof, together with all installment payments, insurance proceeds, other proceeds and payments due and to become due arising from or relating to said equipment. 1-JLG Scissor Lift 3246ES S/N 02001.

DE Secretary of State	John B. Sanfilippo & Son, Inc. 2299 Busse Road Elk Grove Village, IL 60007	M.E.M Leasing, Ltd. 11201 S. Grant Hwy. Marengo, IL 60152 Assigned to: West Suburban Bank 711 S. Westmore-Meyers Rd. Lombard, IL 60148	5223828 6 Assigned by: 5253651 5	07/12/2005 Filed: 08/09/2005	All collateral under lease agreement between M.E.M Leasing, Ltd. as Lessor and Debtor as Lessee as further described on Exhibit “A” attached hereto and made part thereof. This financing statement is filed to give notice of a lease between the parties named above covering the collateral described per Exhibit “A” attached hereto and made a part hereof. Lessee is not authorized and has no right to sell, transfer or otherwise convey any of the foregoing, including proceeds of insurance and collateral thereof.

Original
File
Jurisdiction Searched	Debtor Name and Address	Secured Party Name and Address	Number	File Date	Description of Collateral
DE Secretary of State	John B. Sanfilippo & Son, Inc. 2299 Busse Road Elk Grove Village, IL 60007	M.E.M Leasing, Ltd. 11201 S. Grant Hwy. Marengo, IL 60152 Assigned to: West Suburban Bank 711 S. Westmore-Meyers Rd. Lombard, IL 60148	5223838 5 Assigned by: 5253647 3	07/12/2005 Filed: 08/09/2005	All collateral under lease agreement between M.E.M Leasing, Ltd. as Lessor and Debtor as Lessee as further described on Exhibit “A” attached hereto and made part thereof. This financing statement is filed to give notice of a lease between the parties named above covering the collateral described per Exhibit “A” attached hereto and made a part hereof. Lessee is not authorized and has no right to sell, transfer or otherwise convey any of the foregoing, including proceeds of insurance and collateral thereof.

DE Secretary of State	John B. Sanfilippo & Son, Inc. 2299 Busse Road Elk Grove Village, IL 60007	Greater Bay Bank N.A. 100 Tri-State International, Suite 140 Lincolnshire, IL 60069	5380736 0	12/09/2005	The equipment described below and all equipment parts, accessories, substitutions, additions, accessions and replacements thereto and thereof, now or hereafter installed in, affixed to, or used in conjunction therewith and the proceeds thereof, together with all installment payments, insurance proceeds, other proceeds and payments due and to become due arising from or relating to said equipment. 1-JLG Scissor Lift 3246ES S/N 0200141215.
Part 3: Locations of Borrower’s Assets
Facility Locations:
•	Corporate Headquarters: 2299 Busse Rd., Elk Grove Village, IL 60007-6057 Elgin Headquarters: 1703 N. Randall Rd., Elgin, IL 60123-7820

•	1851 Arthur, Elk Grove Village (“Z” Building)

•	Coach & Car — 1951 Arthur, Elk Grove Village

•	3001 Malmo Drive, Arlington Heights, IL 60005-4727

•	29241 W. Cottonwood Rd., Gustine, CA 95322-9574

•	8060 NC 46 Highway, Garysburg, NC 27831-9704

•	Highway 27 North, 1251 Colquitt Highway, Bainbridge, GA 39817-7548

•	16435 IH 35 North, Selma, TX 78154-1200

•	Home Economist Stores/Fisher Chicago’s Hometown Nut Stores:
o	Church Point Plaza, 9163 Gross Point Road, Skokie, IL 60077-1613

o	Cass Harbor Center, 6832 Cass Ave., Westmont, IL 60559-3207

o	906 S. Northwest Highway, Barrington, IL 60010-4624
As of June 29, 2006, the Company has Inventory stored in the following warehouses:
•	Good Foods Cold Storage, W. Main Street, Honeybrook, PA 19344

•	Durafeight, 515 S. Lemon, Walnut, CA 91789

•	SCS Refrigerated Services, 502 10th Ave. North, Algona, WA 98801

•	Tri-State, 6147 Western Row, Mason, OH 45040

•	C. Steinweg-Handlesveem BV, Parmentier Plein, Rotterdam, NL 3088

•	Geodis Logistics Nord, 7 Ave. de la Rotonde, F-59462 LOMME, FR

•	Unipro-Ozburn Hessey, 234 Kohlman Rd., Fond Du Lac, WI 54937

•	Patterson Nut, 142 Bartch Rd., Patterson, CA 95363

•	Hughson Nut/Livingston, 11173 W. Mercedes, Livingston, CA 95334

•	Hughson Nut, 6049 Leedom Rd., Hughson, CA 95326

•	CHR/Stockton Storage, 1320 W. Weber, Stockton, CA 95203

•	Thiele Technologies, 315 27th Ave, Minneapolis, MN 55418

•	Woodham Peanut, 3673 Highway 2, Graceville, FL 32440

•	Universal Blanchers, 1255 Magnolia St., Blakely, GA 31723

•	Universal Blanchers, 1033 County Rd. 343, Dublin, TX 76446

•	Gold Hills Nut, PO Box 50, Ballico, CA 95303

Thursday, July 13, 2006	Trademark List	Page: 1

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

BAKING CLASSICS		3159511553B/	76/977077		2909153	Registered
		United States of America	11-May-2001	11-Dec-2001	07-Dec-2004	07-Dec-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Shelled nuts and flaked and prepared coconut.

BAYOU BLEND		3159511308/	75/11 5602		2145318	Registered
		United States of America	07-Jun-1996	24-Jun-1997	17-Mar-1998	17-Mar-2008
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Snack mix consisting primarily of sesame sticks, cajun-seasoned sesame sticks and toffee-coated peanuts, and also containing processed peanuts.

CHEF’S NATURALS		3159511278/	75/106271		2148221	Registered
		United States of America	20-May-1996	18-Mar-1997	31-Mar-1998	31-Mar-2008
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Shelled nuts.

Thursday, July 13, 2006	Trademark List	Page: 2

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

CHICAGO’S HOMETOWN NUT		3159511618/	78/259471		2826758	Registered
		United States of America	06-Jun-2003		23-Mar-2004	23-Mar-2014
	Class(es):	29, 30, 31		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Shelled and roasted nuts; snack mixes consisting primarily of processed nuts; candied nuts; processed flavored nuts. 30/Chocolate covered nuts. 31/Unprocessed and unshelled nuts and seeds.

Design of Three Trees		3159510360/	74/088841		1683893	Registered
		United States of America	17-Aug-1990		21 -Apr- 1992	21-Apr-2012
	Class(es):	29, 30, 31		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies, and granola based snack foods.
31/Unprocessed seeds.

EVON’S		3159510271/	796912		505515	Registered
		Canada	08-Nov-l995		15-Dec-l998	15-Dec-2013
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Scott & Aylen		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510220		Resp. Office:	IL
Goods:	Processed nuts and dried fruits: candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies and granola-based snack foods. Processed nuts and dried fruits; candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies and granola-based snack foods: unprocessed seeds.

Thursday, July 13, 2006	Trademark List	Page: 3

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

EVON’S		3159510271/3	485-10		935	Registered
		Ecuador	23-Jun-1994		14-Jul-1995	14-Jul-2015
	Class(es):	31		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Cavelier Abogados		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510190C		Resp. Office:	IL
	Goods:	All the products of class 31 international including unprocessed seeds.

EVON’S		3159510271/1	485-11		937	Registered
		Ecuador	23-Jun-1994		14-Jul-1995	14-Jul-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Cavelier Abogados		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510190A		Resp. Office:	IL
	Goods:	All the products of class 29 including processed nuts and dried fruits.

EVON’S		3159510271/2	485-09		936	Registered
		Ecuador	23-Jun-1994		14-Jul-1995	14-Jul-2015
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510190B		Resp. Office:	IL
Goods:
All products in international class 30, mainly candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies and granola-based snack foods and all the products of the class.

Thursday, July 13, 2006	Trademark List	Page: 4

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

EVON’S		3159510271/	65335/94		3340279	Registered
		Japan	30-Jun-1994	19-Mar-1997	15-Aug-1997	15-Aug-2007
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Asamura Patent Office		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No,	3159510174		Resp. Office:	IL
	Goods:	Processed vegetables and processed fruit.

EVON’S		3159510271/1	74/088869	07-Apr-1992	1697799	Registered
		United States of America	17-Aug-1990		30-Jun-l992	30-Jun-2012
	Class(es):	29, 30, 31		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies, and granola-based snack foods.
31/Unprocessed seeds.

EVON’S (with 3 Trees) Design		3159510263/	74/088864		1697798	Registered
		United States of America	17-Aug-1990	07- Apr- 1992	30-Jun-1992	30-Jun-2012
	Class(es):	29, 30, 31		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate Covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies, and granola based snack foods.
31/Unprocessed seeds.

Thursday, July 13, 2006	Trademark List	Page: 5

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/			3099	Registered
		Antigua and Barbuda			28-Dec-1988	27-Dec-2016
	Class(es):	42		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Christian, Lovell, Walwyn & Co.		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511316		Resp. Office:	IL
	Goods:	Nuts (shelled, roasted or otherwise processed).

FISHER		3159510867/	37796		37796	Registered
		Austria	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Benelux	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 6

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	20125		B20125	Registered
		Bermuda	28-Jun-1988		07-May-1990	28-Jun-2009
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Hallett, Whitney & Patton		Agent Ref:
	Owner Name:	The Procter & Gamble Company
	Related Case No.	3159510697		Resp. Office:	IL
	Goods:	Snack mix containing primarily of processed fruits and processed nuts.

FISHER		3159510735/	3613		3611	Registered
		Cambodia	14-Sep-1993		23-Nov-1993	14-Sep-2013
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Domnern Somgian & Boonma		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510735		Resp. Office:	II.
	Goods:	Meat, fish, poultry and game: meat extracts; preserved, dried and cooked fruits and vegetables; jellies; jams, fruit sauces; eggs, milk and milk products; edible oils an fats.

FISHER		3159510867/	810018		511757	Registered
		Canada	16-Apr-1996		12-May-l999	12-May-2014
	Class(es):			Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Scott & Aylen		Agent Ref:	TM 40650-1
	Owner Name:	John R. Sanfilippo & Son, Inc.
	Related Case No.	3159511120		Resp. Office:	IL
	Goods:	Snack mix consisting primarily of processed fruits and processed nuts; snack mixes consisting primarily of wheat or rice and also containing processed nuts.

Thursday, July 13, 2006	Trademark List	Page: 7

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Cyprus, Republic of	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Czech Republic	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Denmark	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 8

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/			49810	Registered
		Dominican Republic	25-Jul-1990		16-Oct-1990	16-Oct-2010
	Class(es):	55		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Jorge Mera & Villegas		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510760		Resp. Office:	IL
	Goods:	Assorted nuts.

FISHER		3159510867/	37796		37796	Registered
		Estonia	01-Apr-1996	25-Jul-1998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		European Community	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 9

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Finland	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103/		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		France	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		31595108677/	37796		37796	Registered
		Germany	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 10

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Greece	0l-Apr-1996	25-Jul-1998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	2167		80728	Registered
		Guatemala	06-Apr-1994		23-Jun-l996	23-Jun-20l6
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Saravia y Munoz - Guatemala		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510948		Resp. Office:	IL
Goods:	Meat, fish, poultry and game; meat extracts: preserved, dried and cooked fruits and vegetables; jellies, jams; eggs, milk and milk products; edible oils and fats; salad dressings; preserves; specially shelled, roasted or otherwise processed nuts or peanuts.

FISHER		3159510867/	37796		37796	Registered
		Hungary	0l-Apr-1996	25-Jul-1998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 11

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Ireland	01-Apr-1996	25-Jul-l998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159511286/	105254		105254	Registered
		Israel	15-May-1996		05-Jun-1998	15-May-2017
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Wolff. Bregman and Goller		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Snack mixes consisting primarily of processed fruits and processed nuts.

FISHER		3159511294/	105255		105255	Registered
		Israel	15-May-1996		08-Jun-l998	15-May-20l7
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Wolff. Bregman and Goller		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Snack mixes consisting primarily of wheat-based or rice-based snack foods and also containing processed nuts.

Thursday, July 13, 2006	Trademark List	Page: 12

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Italy	01-Apr-1996	25-Jul-1998	22-Apr-l999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510980/X	88-13628	89-5358	171012	Registered
		Korea. Republic of	31-May-1989		31-May-1989	3l-May-2009
	Class(es):	Int. C1. 29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Kim & Chang		Agent Ref:	TR-885170/HMS
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 1		Resp. Office:	IL
	Goods:	29/Shelled, roasted or otherwise processed peanuts, cashews, walnuts, filberts, pecans, almonds, Brazil nuts, sunflower seeds, pistachios, and any mixture thereof.

FISHER		3159510867/	2433		2348	Registered
		Laos	27-Aug-l993		31-May-1994	27-Aug-20l3
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Deacons		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510999		Resp. Office:	IL
	Goods:	All goods in International Class 29.

Thursday, July 13, 2006	Trademark List	Page: 13

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Latvia	01-Apr-1996	25-Jul-l998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Lithuania	01-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Malta	01-Apr-1996	25-Jul-1998	22-Apr-l999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 14

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/4	701449		908858	Registered
		Mexico	10-Feb-2005		22-Nov-2005	10-Feb-20I5
	Class(es):	31		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Olivares & Cia.		Agent Ref:	05M0307
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511685		Resp. Office:	IL
	Goods:	Unprocessed and unshelled nuts (fruits) and seeds (cereal seeds).

FISHER		3159510867/3	701448		909417	Registered
		Mexico	10-Feb-2005		23-Nov-2005	10-Feb-2015
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Olivares & Cia.		Agent Ref:	05M0306
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511669		Resp. Office:	IL
	Goods:	Chocolate covered nuts.

FISHER		3159510867/2	701450		909418	Registered
		Mexico	10-Feb-2005		23-Nov-2005	10-Feb-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Olivares & Cia.		Agent Ref:	05M0305
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511677		Resp. Office:	IL
	Goods:	Shelled and roasted nuts; snack mixes consisting primarily of processed nuts; processed flavored nuts.

Thursday, July 13, 2006	Trademark List	Page: 15

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Poland	01-Apr-1996	25-Jul-1998	22-Apr-l999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Portugal	01-Apr-1996	25-Jul-l998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	315951 1103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	37796		37796	Registered
		Slovakia	01-Apr-1996	25-Jul-l998	22-Apr-1999	0l-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 16

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	37796		37796	Registered
		Slovenia	01-Apr-1996	25-Jul-l998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		31595108677	37796		37796	Registered
		Spain	01-Apr-1996	25-Jul-1998	22-Apr-l999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		31595108677	37796		37796	Registered
		Sweden	0l-Apr-1996	25-Jul-1998	22-Apr-1999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

Thursday, July 13, 2006	Trademark List	Page: 17

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/2	31761		24852	Registered
		United Arab Emirates	09-Jun-1999		20-Jan-2003	09-Jun-2009
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Saba & Co. - UAE		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son. Inc.
	Related Case No.	3159511332B		Resp. Office:	IL

FISHER		3159510867/	37796		37796	Registered
		United Kingdom	01-Apr-1996	25-Jul-l998	22-Apr-l999	01-Apr-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Gevers & Partners		Agent Ref:	L092166-V611111
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511103		Resp. Office:	IL
	Goods:	Snack mixes containing nuts and fruits.

FISHER		3159510867/	74/657578		2066173	Registered
		United States of America	17-Mar-1995	11-Mar-1997	03-Jun-1997	03-Jun-2007
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Snack mix containing primarily of processed fruits and processed nuts. 30/Snack mixes consisting primarily of wheat-based or rice-based snak foods and also containing processed nuts.

Thursday, July 13, 2006	Trademark List	Page: 18

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER		3159510867/	118202003			Published
		Venezuela	27-Aug-2003	13-Feb-2004
	Class(es):	29		Attomey(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Hoet Pelaez Castillo & Duque		Agent Ref:	01-130678
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511634		Resp. Office:	IL
Goods:	Shelled or roasted nuts: candied flavored and chocolate-covered nuts; snack mix consisting primarily of processed fruits and processed nuts; snack mixes consisting primarily of wheat-based or rice-based snack foods and also containing processed nuts.

FISHER and Design		3159510670/			81/3419	Registered
		Barbados	05-May-1989		25-Jun-1992	25-Jun-20l2
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Carrington & Sealy		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510670		Resp. Office:	IL
	Goods:	Nuts (shelled, roasted or otherwise processed).

FISHER add Design		3159510670/	667037		400851	Registered
		Benelux	03-Jul-1984		17-Jan-l985	03-Jul-2014
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Novagraaf Nederland B.V.		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510689		Resf. Office:	IL
	Goods:	29/Roasted nuts, snacks.
30/Confectionery items, snacks, candy.

Thursday, July 13, 2006	Trademark List	Page: 19

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER and Design		3159510670/	707921		1277980	Registered
		France	04-Jul-1984		04-Jul-1984	3l-Jul-2014
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Cabinet Lavoix		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510786		Resp. Office:	IL
Goods:	Coffee, tea, cocoa, sugar, rice, tapioca, sago, coffee substitutes, flours and preparations made from cereals, bread, pastry and confectionery, edible ices: honey, molasses; yeast, baking powder; salt, mustard, vinegar, sauces (except salad dressing): spices: ice: nuts and roasted nuts, confectionery products, snacks, candy.

FISHER and Design		3159510670/	B74890/30W7		1076622	Registered
		Germany	05-Jul-1984		03-May-1985	31-Jul-20l4
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Boden Oppenhoff		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510921		Resp. Office:	IL
	Goods:	Confectionery, snack foods for immediate consumption, namely corn snacks, popcorn (glazed, carmel or candy-coated), mixtures of popcorn

FISHER and Design		3159510670/2	H4HC0101764		355990	Registered
		Indonesia	16-Jan-l995		16-Dec-1996	16-Jan-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	George Widjojo & Partners		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510956B		Resp. Office:	IL
	Goods:	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams; eggs, milk and other dairy products; preserves, pickles.

Thursday, July 13, 2006	Trademark List	Page: 20

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER and Design		3159510670/			22320	Registered
		Jordan			3l-Oct-1984	31-Oct-20l5
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Saba & Co. - Jordan		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510972		Resp. Office:	IL
	Goods:	Nuts (shelled, roasted or otherwise processed).

FISHER and Design		3159510670/1	44434		81889	Registered
		Lebanon	08-Dec-1999		08-Dec-1999	08-Dec-20l4
	Class(es):	29.30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Saba & Co. - Lebanon		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511006B		Resp. Office:	IL
Goods:	29/ Meat, fish, poultry and game: meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, eggs, milk and other dairy products: edible oils and fats: preserves pickets, roasted nuts.
30/Confectionery items, snack foods, candy.

FISHER and Design		3159510670/	4663		4663	Registered
		Qatar	08-Dec-1984		14-May-l99l	08-Dec-20l4
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Saba & Co. - Qatar		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510808		Resp. Office:	IL
	Goods:	29/Nuts (shelled, roasted or otherwise processed). 30/Confectionary items, snack foods, candy.

Thursday, July 13,2006	Trademark List	Page: 21

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER and Design		3159510670/			14450	Registered
		Saudi Arabia	25-Feb-1985		24-Jun-l986	05-Apr-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	APA - Associated Patent Attorneys		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510816		Resp. Office:	IL
	Goods:	Nuts (shelled, roasted or otherwise processed).

FISHER and Squirrel Design		3159510840/	269694		269694	Registered
		Uruguay	26-Apr-l994		06-Dec-1996	06-Dec-2016
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Fox. Fox & Lapenne		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510840		Resp. Office:	IL
	Goods:	Meat, fish, poulty and game; meat extracts, preserved dried and cooked fruits and vegetables, jellies, jams, eggs, milk and other dairy.

FISHER CRUNCHY BAKED PEANUTS		3159510719/	818353716		818353716	Registered
		Brazil	13-Mar-1995	18-Feb-2003	2-Aug-2003	12-Aug-20l3
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Trench. Rossi E Watanabe Advogados		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510719		Resp. Office:	IL
	Goods:	Shelled, roasted or otherwise processed nuts and snack food.

Thursday, July 13,2006	Trademark List	Page: 22

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER FAVORITES		3159510883/	818353724			Suspended
		Brazil	13-Mar-1995	19-Dec-1995
	Class(es):	29,30,29,40		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Trench. Rossi E Watanabe Advogados		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510727		Resp. Office:	IL
	Goods:	Fruits, greens, vegetables, and cerels (Cl 29.30); fats and edible oils; special protection for shelled, roasted or otherwise processed

FISHER FAVORITES		3159510883/	74/280735		1813891	Registered
		United States of America	29-May-1992	05-Oct-l993	28-Dec-1993	28-Dec-2013
	Class(es):	29,30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Shelled, roasted or otherwise processed nuts.
30/Candied, flavored nuts.

FISHER FUSIONS(Stylized)		3159511715/	78/831201			Pending
		United States of America	07-Mar-2006
	Class(es):	29,30		Attorney(s):	DJS BPO
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	29/Snack mixes consisting primarily of processed nuts and processed fruits.
30/Snack mixes consisting primarily f wheat-based or rice-based snack foods and also containing processed nuts.

Thursday, July 13,2006	Trademark List	Page: 23

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER NUT		3159511030/			035708	Registered
		Panama	11-May-1984		10-Jan-1985	10-Jan-2015
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Arias. Fabrega & Fabrega		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511030		Resp. Office:	IL
	Goods:	Foods, salt, spices, sugar.

FISHER NUTS		3159510700/	022775		62214-C	Registered
		Bolivia	09-Nov-l994		18-Oct-1996	18-Oct-2006
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Rojas. C R & F		Agent Ref:
	Owner Name:	The Procter & Gamble Company
	Related Case No.	3159510700		Resp. Office:	IL
	Goods:	All wares in the Class, especially food and food ingredients, particularly shelled and/or baked nuts and nuts processed in any other way.

FISHER NUTS		3159510700/	93392964		160090	Registered
		Colombia	24-Jun-1993		30-Mar-1994	30-Mar-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Castillo Grau & Associates		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510751		Resp. Office:	IL
	Goods:	Meat fish, poultry and game: meat extracts; preserved, dried and cooked fruits and vegetabes; jellies, jams: eggs, milk and milk products.

Thursday, July 13,2006	Trademark List	Page: 24

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER NUTS		3159510700/	50523		3984-95	Registered
		Ecuador	27-Sep-1994		30-NOV-1995	30-Nov-20l5
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Bermeo & Bermeo		Agent Ref:
	Owner Name:	The Procter & Gamble Company
	Related Case No.	3159510778		Resp. Office:	IL
	Goods:	All good in the class, especially toasted nuts.

FISHER NUTS		3159510700/	12848-93		275668	Registered
		Paraguay	10-Aug-1993		14-Jun-1994	14-Jun-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Berkemeyer		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511049		Resp. Office:	IL
	Goods:	Meat, fish, poultry and game: meat extracts: preserved, dried and cooked fruits and vegetabes: jellies, jams: eggs, milk and milk products.

FISHER NUTS		3159510700/	251199		012079	Registered
		Peru	22-Sep-I994		29-Dec-1994	29-Dec-20l4
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	BFUDA		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510794		Resp. Office:	IL
	Goods:	All wares in the Class, and its ingredients, shelled roasted nuts and all kind of processed nuts.

Thursday, July 13,2006	Trademark List	Page: 25

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER NUTS		3159510700/	264525		264525	Registered
		Uruguay	09-Aug-1993		07- Apr- 1995	07-Apr-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Fox. Fox & Lapenne		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510859		Resp. Office:	IL
	Goods:	Meat, fish, poultry and game: meat etracts: preserved, dried and cooked fruits and vegetabes: jellies, jams: eggs, milk and milk

FISHER NUTS		3159510700/	1438593			Published
		Venezuela	04-Aug-1993	09-Jan-1995
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	DESPH		Agent Ref:
	Owner Name:	The Procter & Gamble Company
	Related Case No.	3159510891		Resp. Office:	IL
	Goods:	Meat, fish, poultry and game: meat extracts: preserved, dried and cooked fruits and vegetables: jellies, jams: compotes: eggs, milk and milk products: edible oils and fats.

fisher,el (Domain Name)		3159510743B/				Registered
		Chile	10-Jul-2002		10-Jul-2002	10-Jul-2008
	Class(es):			Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:	Harnecker, Estudio		Agent Ref:	338/HRL
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL

Thursday, July 13,2006	Trademark List	Page: 26

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FISHER’S		3159510743 A/X			546917	Registered
		Chile			27-Aug-1999	27-Aug-2009
	Class(es):	Int, Cl, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 1		Resp. Office:	IL
	Goods:	Products of the class.

FISHER’S		3159510875/	73/122398		1100900	Registered
		United States of America	11-Apr-1977	06-Jun-1978	29-Aug-1978	29-Aug-2008
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Shelled or roasted nuts.

FLAVOR TREE		3159510522/X	314568		167908	Registered
		Canada	09-Jul-1968		27-Feb-1970	27-Feb-20l5
	Class(es):			Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Osier, Hoskin & Harcourt LLP-Toronto		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 1		Resp. Office:	IL
	Goods:	Flour based flavoured snack sticks.

Thursday, July 13, 2006	Trademark List	Page: 27

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FLAVOR TREE		3159510514/	643655		1217070	Registered
		France	27-Oct-1982		27-Oct-1982	27-Oct-2012
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.

				Resp. Office:	IL
	Goods:	30/(Description of goods listed in French, no English translation)

FLAVOR TREE		3159510506/X	36513/87		2155405	Registered
		Japan	02-Apr-l987		3l-Jul-1989	31-Jul-2009
	Class(es):	Int. Cl. 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Asamura Patent Office		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 1		Resp. Office:	IL
	Goods:	Confectionery, bread and buns.

FLAVOR TREE		3159510549/2	1271613		B1271613	Registered
		United Kingdom	18-Jul-1986		10-May-l989	18-Jul-2007
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510476		Resp. Office:	IL
	Goods:	Snack foods included in Class 29 in the roll form and made from fruits.

Thursday, July 13, 2006	Trademark List	Page: 28

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

FLAVOR TREE		3159510549/1	1001008		B1001008	Registered
		United Kingdom	Ol-Nov-1972		13-Feb-1974	01-Nov-2007
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510484		Resp. Office:	IL
	Goods:	Processed soya beans: foodstuffs in the form of sticks or chips, all made principally of flour and all being flavoured; all prepared

FLAVOR TREE		3159510549/	72/287904		862481	Registered
		United States of America	02-Jan-1968	30-Apr-1968	24-Dec-1968	24-Dec-2008
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Sesame flavored snack sticks containing wheat flour.

FLAVOR TREE and Design		3159510530/	73/338734		1236611	Registered
		United States of America	24-Nov-1981	08-Feb-1983	03-May-l983	03-May-2013
	Class(es):	30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	A baked snack food product made primarily from wheat flour, vegetable oil, sesame seeds, and other flavorings and coloring ingredients.

Thursday, July 13, 2006	Trademark List	Page: 29

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

GOLDEN ROAST		3159510905/	72/183500		780014	Registered
		United States of America	24-Dec-1963	25-Aug-1964	10-Nov-1964	10-Nov-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Shelled edible nuts.

GOOD FOR U and Design		3159511561A/2	76/976112		2841385	Registered
		United States of America	14-Aug-2001	06-Aug-2002	11-May-2004	11-May-2014
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511561B		Resp. Office:	IL
	Goods:	Shelled and roasted nuts; snack mix consisting primarily of processed nuts; dried fruits; candied nuts; processed flavored nuts.

Miscellaneous Design		3159510930/	3141/84		B3141/84	Registered
		Malaysia	13-Jul-1984		13-Jul-1984	13-Jul-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Drew & Napier LLC — Singapore		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511014		Resp. Office:	IL
	Goods:	Nuts (shelled, roasted or otherwise processed).

Thursday, July 13, 2006	Trademark List	Page: 30

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

Miscellaneous Design		3159510930/			B3564/84	Registered
		Singapore	07-Jul-1984		07-Jul-1984	07-Jul-2011
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Drew & Napier LLC — Singapore		Agent Ref:
	Owner Name:	The Procter & Gamble Company
	Related Case No.	3159510824		Resp. Office:	IL
	Goods:	Nuts being shelled, roasted or processed.

Miscellaneous Design		3159510930/			B1221372	Registered
		United Kingdom	22-Jun-1984		15-May-1987	22-Jun-2015
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	HallMark IP Limited		Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159510930		Resp. Office:	IL
	Goods:	Nuts being shelled, roasted or processed.

NATURE’S NUT MIX		3159511570/1	76/975151		2774066	Registered
		United States of America	14-Aug-2001	19-Feb-2002	14-Oct-2003	14-Oct-2013
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	11570-B		Resp. Office:	IL
	Goods:	Shelled and roasted nuts; snack mix consisting primarily of process nuts; dried fruits; candied nuts; processed flavored nuts.

Thursday, July 13, 2006	Trademark List	Page: 31

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SALAD BUDDIES		3159511650/	78/366824		3002851	Registered
		United States of America	12-Feb-2004	l6-Nov-2004	27-Sep-2005	27-Sep-20l5
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Offlce:	IL
	Goods:	Snack mixes consisting primarily of processed nuts, processed fruits and/or raisins.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Austria	24-Dec-l998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29. 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Offlce:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Benelux	24-Dec-1998	l5-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Offlce:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

c

Thursday, July 13, 2006	Trademark List	Page: 32

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	890747		552435	Registered
		Canada	18-Sep-1998	03-Nov-1999	16-Oct-2001	16-Oct-20l6
	Class(es):			Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:	Osler, Hoskin & Harcourt LLP-Toronto		Agent Ref:	8933238
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511430		Resp. Office:	IL
	Goods:	Processed nuts and dried fruits, candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzels, cookies and granola-based snack foods.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Cyprus, Republic of	24-Dec-l998	15-Nov-l999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, com puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Czech Republic	24-Dec-1998	15-Nov-l999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Gods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 33

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Denmark	24-Dec-l998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29. 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Estonia	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. CI. 29. 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	lohn B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processcd nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		European Community	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29. 30		Attorney (s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 34

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Finland	24-Dec-1998	l5-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		France	24-Dec-l998	15-Nov-1999	20-Feb-200l	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Germany	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 35

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Greece	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Hungary	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Ireland	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 36

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Italy	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Latvia	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Lithuania	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 37

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Malta	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Poland	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Portugal	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 38

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Slovakia	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Slovenia	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Spain	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

Thursday, July 13, 2006	Trademark List	Page: 39

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		Sweden	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	1028356		1028356	Registered
		United Kingdom	24-Dec-1998	15-Nov-1999	20-Feb-2001	24-Dec-2008
	Class(es):	Int. Cl. 29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511480		Resp. Office:	IL
	Goods:	29/Processed nuts and dried fruits.
30/Candies, candied and chocolate covered nuts, candied fruits, cheese puffs, corn puffs, popped popcorn, pretzles, granola-based snack foods, excluding biscuits, wafers and shortbread.

SNACK ‘N SERVE NUT BOWL		3159511448A/	76/372223		2662957	Registered
		United States of America	19-Feb-2002	24-Sep-2002	17-Dec-2002	17-Dec-2012
	Class(es):	29, 30		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:	Pocket 1
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	3159511448B		Resp. Office:	IL
	Goods:	29/Processed nuts; dried fruits; candied nuts.
30/Candies, chocolate covered nuts, candied fruits, puffed corn snacks, puffed cheese flavored snacks, popped popcorn, pretzels, cookies and granola based snack bars.

Thursday, July 13, 2006	Trademark List	Page: 40

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

SUNSHINE COUNTRY		3159511502/X	73/268559		1195301	Registered
		United States of America	30-Jun-1980	08-Sep-1981	11-May-1982	11-May-2012
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 1		Resp. Office:	IL
	Goods:	Processed nuts and processed seeds.

TEXAS PRIDE		3159510018/	74/366189		1802211	Registered
		United States of America	09-Mar-1993	10-Aug-1993	02-Nov-1993	02-Nov-2013
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	Pocket 15		Resp. Office:	IL
	Goods:	Processed nuts and processed edible seeds.

THE HOME ECONOMIST		3159510433/2	73/733047		1523990	Registered
		United States of America	07-Jun-1988	15-Nov-1988	07-Feb-1989	07-Feb-2009
	Class(es):	42		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
	Related Case No.	10433 B		Resp. Office:	IL
	Goods:	Retail grocery store services featuring bulk sales.

Thursday, July 13, 2006	Trademark List	Page: 41

		Case Number/Subcase	Application	Publication	Registration	Status
Trademark		Country Name	Number/Date	Number/Date	Number/Date	Next Renewal

TOM SCOTT		3159510913/	73/362715		1258719	Registered
		United States of America	03-May-1982	30-Aug-1983	11-May-1982	22-Nov-2013
	Class(es):	29		Attorney(s):	DJS
	Client:	John B. Sanfilippo & Son, Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner Name:	John B. Sanfilippo & Son, Inc.
				Resp. Office:	IL
	Goods:	Roasted nuts.

Thursday, July 13, 2006	Master List	Page: 1
Case Number: 3159510638

Title:	Continuous Preparation Of Non-Aggregated Edible Cores With	Inventor(s):
	Crisp Farinaceous Coatings		Lanner
Client:	John B. Sanfilippo & Son, Inc.		Romanach
Owner:	John Sanfilippo & Company		Hsieh
Disclosure Status:	Filed		Mishkin
Disclosure Date:
Attorney(s):	MPV

Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date	Related Case No.

Canada		PCT	Granted	2155676	10-Feb-1994	2155676	0l-Dec-1998	10-Feb-2014	3159511170
Mexico		ORD	Granted	941219	16-Feb-1994	186094	24-Sep-1997	16-Feb-2014	3159511200

United States of America		ORD	Granted	08/017551	16-Feb-1993	5433961	18-Jul-1995	16-Feb-2013

Thursday, July 13, 2006	Master List	Page: 2
Case Number: 3159510646

Title:	Producing Translucent Amorphous Sugar Coated Edible Nuts And	Inventor(s):
	Seeds		Hsieh
Client:	John B. Sanfilippo & Son, Inc.		Richards
Owner:	John Sanfilippo & Company		Hinkemeyer
Disclosure Status:	Filed		Romanach
Disclosure Date:
Attorney(s):	MPV

Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date	Related Case No.

United States of America	1	CIP	Granted	08/305248	13-Sep-1994	5424085	l3-Jun-1995	13-Sep-2014	10646 B

Thursday, July 13, 2006	Master List	Page: 3
Case Number: 3159510654

Title:	Process Of Making Low Fat Nuts	Inventor(s):
Client:	John B. Sanfilippo & Son, Inc.		Wong
Owner:	John Sanfilippo & Company		Sackenheim
Disclosure Status:	Filed
Disclosure Date:
Attorney(s):	MPV

Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date	Related Case No.

United States of America		ORD	Granted	07/733508	22-July-1991	5164217	17-Nov-1992	22-Jul-2011

Thursday, July 13, 2006	Master List	Page: 4
Case Number: 3159511243

Title:	Coating Unblanched, Raw Nuts	Inventor(s):
Client:	John B. Sanfilippo & Son, Inc.		Hsieh
Owner:	John Sanfilippo & Company		Richards
Disclosure Status:	Filed		Alvarado
Disclosure Date:			Romanach
Attorney(s):	MPV

Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date	Related Case No.

United States of America	1	CIP	Granted	08/131810	05-Oct-1993	5362505	08-Nov-1994	10-Nov-2012	11243 A

Thursday, July 13, 2006	Master List	Page: 5
Case Number: 3159511472

Title:	Des : Snack Food jar	Inventor(s):
Client:	John B. Sanfilippo & Son, Inc.		Arlinghaus
Owner:			Meisner
Disclosure Status:	Filed		Charriez
Disclosure Date:			Millisor
Attorney(s):	MPV		Moreno

Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date	Related Case No.

United States of America		DES	Granted	07/710900	31-May-1991	Des 333268	16-Feb-1993	16-Feb-2007